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                                                                  EXHIBIT 10.91


                         REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of January, 1999 between Insurance Management Solutions Group, Inc., a Florida corporation (the "Company"), and J. Douglas Branham and Felicia A. Rivas (including permitted successors and assigns hereunder) (the "Stockholders") of shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company.

         WHEREAS, in December, 1999 [sic], the Stockholders, Insurance Management Solutions, Inc., a subsidiary of the Company, and Colonial Catastrophe Claims Corporation ("Colonial") entered into a Stock Purchase Agreement ("Purchase Agreement");

         WHEREAS, pursuant to the terms of the Purchase Agreement Insurance Management Solutions, Inc., a subsidiary of the Company acquired all of the issued and outstanding capital stock of Colonial;

         WHEREAS, as part of the Purchase Agreement consideration, the Stockholders received or will receive shares of Common Stock; and

         WHEREAS, under the Purchase Agreement, it is a condition to the obligations of the Stockholders and Colonial that the Company execute this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth in this Agreement, the parties agree as follows:

         1. "Piggyback" Registration. Subsequent to its initial public offering, whenever the Company proposes to file a registration statement relating to any of its securities under the Securities Act of 1933 (the "1933 Act") for its account or the account of any other stockholder of the Company (other than a registration statement required to be filed in respect of employee benefit plans of the Company on Form S-8 or any similar form from time to time in effect or any registration statement on Form S-4 or similar successor form), the Company shall, at least twenty-one (21) days (or if such twenty-one (21) day period is not practicable, then a reasonable shorter period which shall not be less than seven (7) days) prior to such filing, give written notice of such proposed filing to the Stockholders, and such notice shall offer each of the Stockholders the opportunity to register such shares of Common Stock of the Company received by the Stockholders pursuant to the Purchase Agreement ("Registrable Securities") as such Stockholder may request, and such notice shall state the name of the managing underwriter for such registration, the number of securities to be registered for the account of the Company and for the account of any stockholder, and the intended method of disposition of such securities. Upon the written request of a Stockholder, given within five
(5) days after receipt of any such notice of registration from the Company, to register any shares of Common Stock owned by him or her (which request shall state the amount of Registrable Securities requested to be registered), the Company shall include such Registrable Securities in such registration statement or in a separate registration statement concurrently filed on terms and conditions comparable to those of the securities offered on behalf of the Company or for the account of any other stockholder of the Company, unless the managing underwriter therefor concludes in its reasonable judgment that the




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inclusion of such Registrable Securities in such offering would materially adversely affect such offering, in which event the number of shares that may be sold in such offering shall be allocated, first, to the Company (or, if the offering is being made principally for the account of another person, to such person), second to the Stockholders pro rata in accordance with their percentage of shares of Common Stock included in the offering and, third, to any other third party having registration rights with respect to shares. Notwithstanding the foregoing, Stockholders shall only be entitled to participate in one Piggyback registration of a subsequent public offering.

         2. Information, Documents, Etc. Upon making a request for registration pursuant to Section 1, each of the Stockholders shall furnish to the Company such information regarding his or her holdings and the proposed manner of distribution thereof as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. The Company agrees that it will furnish to each of the Stockholders the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this Agreement as the Stockholders from time to time may reasonably request.

         3. Expenses. The Company will bear all expenses of registrations incident to its performance of or compliance with this Agreement, including, without limitation, registration and filing fees, exchange listing fees, printing expenses, fees and expenses of compliance with blue sky or other state securities law and fees and disbursements of (a) counsel for the Company, (b) all independent certified public accountants, (c) underwriters, and (d) any and all other persons retained by the Company; provided, however, the Company will not pay (i) underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to Registrable Securities sold by a Stockholder, (ii) filing fees attributable to a Stockholder's Registrable Securities, (iii) fees and expenses of compliance with blue sky or other state securities laws that are required by law to be paid directly by a Stockholder, and (iv) fees and expenses of any counsel and accountants for any Stockholder.

         4.  Indemnification.

             (a) The Company hereby agrees to indemnify and hold harmless each Stockholder and their agents (including counsel), and agrees to indemnify each underwriter participating in such offering and sale and each Person, if any, who controls such underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholders, any agent or any such underwriter or controlling Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to
         Section 1 or Section 2, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation by the Company of the 1933 Act or the Securities



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         Exchange Act of 1934, as amended (the "1934 Act"), or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration, and will reimburse the Stockholders, each such agent and underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information pertaining to such Stockholder, such underwriter or controlling Person, furnished in writing to the Company by the Stockholder, such underwriter or such controlling Person for use in such registration statement or prospectus or by a Stockholder's or such controlling Person's failure to deliver a copy of the registration statement or prospectus or any amendment or supplement thereto after being furnished with a sufficient number of copies of the same by the Company. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholders, such underwriter or such controlling Person and shall survive any transfer by the Stockholders.

             (b) If the Stockholders sell Registrable Securities under a prospectus that is part of a registration statement, then the Stockholder(s) participating in such offering (the "Participating Stockholders"), by exercising their registration rights hereunder, hereby agree, jointly and severally (if applicable), to indemnify and hold harmless the Company, its agents (including counsel) and each Person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each Person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such agent, officer or director or underwriter or controlling Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Participating Stockholders of the 1933 Act or the 1934 Act, or other federal or state law applicable to the Participating Stockholders and relating to any action or inaction required by the Participating Stockholders in connection with such registration, and will reimburse the Company and each such agent, officer, director, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Participating Stockholders will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the




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         Company by the Participating Stockholders specifically for use in such registration statement or prospectus.

         5. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Company and each of the Stockholders.

         6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, or by registered or certified mail, return receipt requested, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)      If to the Company:

                           Insurance Management Solutions Group, Inc.
                           360 Central Avenue
                           St. Petersburg, Florida 33701
                           Attention: C. Anthony Sexton, Esq.
                           Telephone: (813) 823-4000, ext. 4894
                           Telecopy:  (813) 823-6518

            (b)      If to the Stockholders:

                           J. Douglas Branham
                           147 Edgewater Drive
                           Dunedin, FL 34698

         Any notice given by (i) telecopier will be effective when confirmed if given prior to 6:00 p.m., local time, on a Business Day, otherwise it will be effective on the next succeeding business day; (ii) overnight courier or personal delivery will be effective on the day delivered, unless such day is not a Business Day, in which case it will be effective on the next succeeding Business Day; and (iii) registered or certified mail will be effective three Business Days after deposit in the mails, all fees prepaid.

         7. Interpretation and Definitions. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

         8. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.



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         9.  Entire Agreement; Limitation on Third Party Beneficiaries. This
Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon any Person other than the parties hereto and their permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement or result in any such Person being deemed a third party beneficiary of this Agreement.

         10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         11. Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms of this Agreement and that the parties shall be entitled to the remedy of specific performance of the terms of this Agreement, in addition to any other remedy at law or equity.

         12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida.

         13. Assignment. Each of the terms, provisions and obligations of this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective legal representatives, successors and assigns. Notwithstanding the foregoing, the Stockholders shall not be permitted to assign their interests, during their life, under this Agreement to any person or entity other than Permitted Assigns. For purposes of this Agreement "Permitted Assigns" shall mean Doug Branham and Felicia Rivas, their lineal descendants and any trust or other fiduciary for the benefit of such individual; and/or such individual's spouse and/or lineal descendants, and such individual's parents.

         14. Number; Gender. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

         15. Captions. The titles, captions and headings contained in this Agreement are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         16. Termination of Registration Rights. The registration rights provided by this Agreement shall terminate and be of no further force and effect unless exercised prior to the earlier of: (a) the fifth anniversary of the Closing Date of an IPO or other registration of the Company's securities under the Securities Exchange Act of 1934, as amended; or (b) with respect to any Stockholder, such time as the Stockholder has an unlimited right to sell all of his or her Registrable Securities in the public market without restriction on volume or otherwise; or (c) either Stockholder voluntarily leaves the employ of the Company.



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         IN WITNESS WHEREOF, the Company and the Stockholders have duly executed this Registration Rights Agreement as of the date first written above.

                                          "COMPANY"
WITNESSES:                                INSURANCE MANAGEMENT
                                          SOLUTIONS GROUP, INC.

/s/ Illegible                             By: /s/ Kelly K. King
---------------------------------            ----------------------------------

                                          As Its: Chief Financial Officer
                                                  -----------------------------



WITNESSES:                                "STOCKHOLDERS"

/s/ Illegible                             /s/ J. Douglas Branham
---------------------------------         -------------------------------------
                                          J. DOUGLAS BRANHAM

                                          /s/ Felicia A. Rivas
                                          -------------------------------------
                                          FELICIA A. RIVAS

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